RESTRICTED STOCK UNIT AGREEMENT

ParkerVision, Inc. (the “Company”) has awarded to you (the “Grantee”) the following Restricted Stock Units (the “Award”):

Grantee Name	Number of Restricted Stock Units	Grant Date
June 4, 2008

Each Restricted Stock Unit represents the obligation of the Company to deliver to the Grantee one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the time provided in this Agreement, unless earlier terminated as provided herein. This award is granted to the Grantee pursuant to the Company’s 2000 Performance Equity Plan (the “Plan”), and is subject to the terms and conditions of the Plan, which terms are incorporated by reference in this Agreement as if fully set forth herein, and the terms and conditions set forth below. Any capitalized, but undefined, term used in this Agreement shall have the meaning ascribed to it in the Plan.

Sincerely,

PARKERVISION, INC.

By:
Name: Jeffrey Parker
Title: Chief Executive Officer

The Grantee hereby agrees to all the terms and conditions described in this Agreement and the Plan referenced herein.

GRANTEE

_____________________________
Name:

Address:

_____________________________
_____________________________
_____________________________

TERMS AND CONDITIONS

1. Vesting; Delivery of Shares of Common Stock. The Restricted Stock Units will vest as follows:

For each three month period commencing August 31, 2008,   Restricted Stock Units will vest until May 31, 2011 at which time all remaining Restricted Stock Units shall vest.

Promptly after each vesting date, the Company will cause to be issued to Grantee (or Grantee’s beneficiaries or personal representative, if Grantee is deceased) a number of shares of Common Stock equal to the number of Restricted Stock Units vesting on such date, rounded to whole shares. The shares of Common Stock shall be issued in certificate form or book-entry form in the records of the Company’s transfer agent.

2. Termination.

(a) Termination Due to Death or Disability. If Grantee’s employment by the Company terminates by reason of death or Disability (as defined in the Plan), fifty percent (50%) of any unvested portion of the Restricted Stock Units shall immediately vest and the remainder shall immediately terminate.

(b) Other Termination. If Employee's employment is terminated for any reason other than (i) death or (ii) Disability, any unvested portion of the Restricted Stock Units shall terminate on the date of termination of employment.

3. Additional Forfeiture. The Compensation Committee (the “Committee”) of the Board of Directors of the Company may cancel, suspend, withhold or otherwise limit or restrict the delivery of shares of Common Stock underlying the Restricted Stock Units (“Shares”) at any time if the Grantee (i) is not in compliance with all applicable provisions of this Agreement or the Plan or (ii) engages in any activity inimical, contrary or harmful to the interests of the Company, including, without limitation, (x) conduct related to the Grantee’s service or employment for which either criminal or civil penalties against the Grantee may be sought, (y) violation of any policies of the Company, including, without limitation, insider trading policies or anti-harassment policies or (z) participating in a hostile takeover attempt against the Company.

4. Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Grantee for Federal income tax purposes with respect to the Award, the Grantee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. Tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company pursuant to this Agreement and under the Plan shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee from the Company. The Grantee shall give written notice to the Company of the date as of which an amount may be included in the gross income of Grantee for Federal income tax purposes with respect to the Award.

5. Adjustments.

(a) In the event of a stock split, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company as a whole, the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Restricted Stock Units.

(b) In the event of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by paragraph (a) of this Section 5 or that solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), the Grantee shall have the right thereafter (until the termination or cancellation of the Restricted Stock Units) to receive upon the vesting of the Restricted Stock Units after such event, the amount and kind of consideration receivable by a holder of the number of shares of Common Stock of the Company obtainable upon vesting of the Restricted Stock Units immediately prior to such event. The provisions of this paragraph (b) of Section 5 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

6. Unsecured Obligation; Restrictions on Transferability. The Restricted Stock Units represent an unsecured promise by the Company to issue shares of Common Stock to the Grantee in the future. The Grantee may not alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the Restricted Stock Units and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

7. Accelerated Vesting and Exercisability.

(a) If any one person, or more than one person acting as a group, acquires, or such person or persons acquire during the 12-month period ending on the date of the most recent acquisition by such person or persons, ownership of stock of the Company possessing 35% or more of the total voting power of the stock of the Company and the Board of Directors does not authorize or otherwise approve such acquisition (“Change in Effective Control”), then the dates on which the Restricted Stock Units vest shall be accelerated and the Restricted Stock Units will immediately and entirely vest, and the Company will immediately issue any and all Common Stock subject to the Restricted Stock Units on the terms set forth in this Agreement and the Plan. If any one person, or more than one person acting as a group, is considered to effectively control the Company, within the meaning of this subparagraph 7(a), the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Effective Control.

(b) The Board of Directors or Committee may, in the event of an acquisition of stock described in (A) or an acquisition of assets described in (B), which has been approved by the Company’s Board of Directors, (i) accelerate the dates on which the Restricted Stock Units vest, and (ii) require the Grantee to relinquish the Restricted Stock Units to the Company upon the tender by the Company to Grantee of cash in an amount equal to the Repurchase Value (as defined in the Plan) of such award:

(A) An acquisition by any one person, or more than one person acting as a group, of the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 65% of the total fair market value or combined voting power of the stock of the Company (including by way of merger or reorganization). If any one person, or more than one person acting as a group, is considered to own more than 65% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is treated as an acquisition of stock.

(B)  An acquisition by any one person, or more than one person acting as a group, or an acquisition during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 65% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

8. Company Representations. The Company hereby represents and warrants to the Grantee that:

(a) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

(b) the Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

9. Grantee Representations. The Grantee hereby represents and warrants to the Company that:

(a) Grantee is acquiring the Restricted Stock Units and shall acquire the Shares for his or her own account and not with a view towards the distribution thereof;

(b) Grantee has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act within the last 12 months and all reports issued by the Company to its stockholders and the prospectus materials, if any, relating to the Plan;

(c) Grantee understands that Grantee must bear the economic risk of the investment in the Shares, which cannot be sold by him or her unless they are registered under the Securities Act of 1933 (the “Securities Act”) or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Shares for sale under the Securities Act;

(d) in Grantee’s position with the Company, Grantee has had both the opportunity to ask questions and receive answers from the officers and other employees of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (b) above;

(e) Grantee is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Shares in the absence of registration under the Securities Act or an exemption therefrom;

(f) Grantee is aware of and understands that Grantee is subject to the Insider Trading Policy of the Company and has received a copy of such policy as of the date of this Agreement; and

(g) Grantee acknowledges that Grantee has been informed of the applicable provisions of Rule 144 promulgated under the Securities Act, including, without limitation, its requirements that (i) shares must have been owned and paid for a period of at least one year before sale may occur; (ii) the Company must be at the time of sale and for a specified prior period a reporting company under the Exchange Act of 1934 and current in its filings thereunder; (iii) sale must occur in a customary sale through a broker; (iv) the number of shares which may be sold within any three month period must not exceed the volume limitations contained in Rule 144; and (v) prior notice of an intended sale must be fully filed with the Securities and Exchange Commission in the manner prescribed by law. Grantee realizes that, in the event Rule 144 is not available, registration under the Securities Act or an exemption therefrom will be required for any sale and the Company is not obligated to register any shares or to assist in obtaining an exemption from such registration if such exemption is otherwise available. Accordingly, Grantee understands that, if the terms and conditions of Rule 144 are not fully met, sale of the shares acquired hereby may not be readily possible.

10. Securities Laws.

(a) The Company shall not be obligated to issue any Common Stock pursuant to this Agreement if, in the opinion of counsel to the Company, the shares to be so issued are required to be registered or otherwise qualified under the United States Securities Act of 1933, as amended, or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such shares have been so registered or otherwise qualified.

(b) Anything in this Agreement to the contrary notwithstanding, the Grantee hereby agrees that Grantee shall not sell, transfer by any means or otherwise dispose of the Shares acquired by him or her without registration under the Securities Act, or in the event that they are not so registered, unless (i) an exemption from the Securities Act registration requirements is available thereunder, and (ii) the Grantee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

11. Miscellaneous.

(a) Notice. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by certified or registered mail (return receipt requested, postage prepaid) or by courier or express delivery service) to the Company at its principal executive office and to the Grantee at his address set forth above, or to such other address as either party shall have specified by notice in writing to the other.

(b) Conflicts with the Plan. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

(c) Interpretations Binding. Plan Administrator interpretations and determinations are binding and conclusive.

(d) No Rights of Stockholder. The Grantee shall not have any stockholder rights, such as rights to vote or to receive dividends or other distributions, with respect to any Restricted Stock Units held by the Grantee.

(e) No Right to Continued Employment. Nothing in the Plan or in this Agreement shall confer on the Grantee any right to continue in the employ of, or other relationship with, the Company (or with any parent, subsidiary or affiliate of the Company) or limit in any way the right of the Company (or of any parent, subsidiary or affiliate of the Company) to terminate the Grantee’s employment or other relationship with the Company (or with any parent, subsidiary or affiliate of the Company) at any time, with or without cause.

(f) No Right to Further Grants. Restricted Stock Unit grants are within the discretion of the Board of Directors, or a Committee designated by the Board of Directors, and no such grant entitles the Grantee to any further grants.

(g) Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

(h) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except in writing executed by the Grantee and the Company.

(i) Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives, any rights, remedies, obligations or liabilities.

(j) Choice of Law. This Agreement shall be governed by and construed and interpreted in accordance with the substantive laws of the State of Florida, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction.

(k) Headings. The headings contained herein are for the sole purpose of convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

(l) Section 409A. This Agreement is intended to comply with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”). To the extent that the Restricted Stock Units or any payments or benefits provided hereunder are not considered compliant with Section 409A, the parties agree that the Company shall take all actions necessary to cause such payments and/or benefits to become compliant.